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                                                                     Exhibit 4.1

         NUMBER                       [LOGO]                    SHARES

                        j2 Global Communications, Inc.
  (Certificate number)                                         (Shares)

             Incorporated Under the Laws of the State of Delaware
                 200,000,000 Authorized Shares $.01 Par Value

                                                    CUSIP 46626E 20 5

                                                    SEE REVERSE
                                              FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT



Is The Owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE COMMON STOCK OF

                        j2 Global Communications, Inc.

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.

      IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:


/s/ Jeffrey D. Adelman       [SEAL APPEARS HERE]    /s/ Richard S. Ressler
Jeffrey D. Adelman                                  Richard S. Ressler
Secretary                                           Chairman of the Board

COUNTERSIGNED AND REGISTERED:
   Computershare Trust Company, Inc.
             P.O. Box 1596
        Denver, Colorado 80201

By
   -----------------------------------------------
   Transfer Agent & Registrar Authorized Signature

================================================================================

                        j2 Global Communications, Inc.
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                TRANSFER FEE:  $20.00 PER NEW CERTIFICATE ISSUED

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common       UNIF GIFT MIN ACT -------Custodian-------
                                                        (cust)         (Minor)

 TEN ENT - as tenants by the entireties          under Uniform Gifts to Minors
                                                 Act ------------------------
 JT TEN -  as joint tenants with right                      (State)
  of survivorship and not as tenants
  in common

    Additional abbreviations may also be used though not in the above list.
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For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________ attorney-in-
fact to transfer the said Stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:________________________


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       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
               AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
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Signature(s) Guaranteed:

___________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15